SUP-0106-0915

THE AB PORTFOLIOS

-AB Wealth Appreciation Strategy

-AB Balanced Wealth Strategy

-AB Conservative Wealth Strategy

-AB Tax-Managed Wealth Appreciation Strategy

-AB Tax-Managed Balanced Wealth Strategy

-AB Tax-Managed Conservative Wealth Strategy

(each a “Strategy” or collectively, the “Strategies”)

Supplement dated September 22, 2015 to the Prospectus and Summary Prospectuses dated December 31, 2014 (the “Prospectuses”) of the AB Wealth Appreciation Strategy, AB Balanced Wealth Strategy and AB Conservative Wealth Strategy, offering Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, and AB Tax-Managed Wealth Appreciation Strategy, AB Tax-Managed Balanced Wealth Strategy and AB Tax-Managed Conservative Wealth Strategy, offering Class A, Class B, Class C and Advisor Class shares.

*        *        *         *        *

The following replaces the section “Portfolio Managers” in the summary sections of the Prospectuses.

PORTFOLIO MANAGERS

The following table lists the persons responsible for the day-to-day management of the Strategy’s portfolio:

Employee	Length of Service	Title
Daniel J. Loewy	Since 2013	Senior Vice President of the Adviser

Christopher H. Nikolich	Since 2003	Senior Vice President of the Adviser

Vadim Zlotnikov	Since 2013	Senior Vice President of the Adviser

*        *        *         *        *

The following replaces the section “Management of the Strategies - Portfolio Managers” in the Prospectus.

PORTFOLIO MANAGERS

The management of, and investment decisions for, the Strategies are made by the Multi-Asset Solutions Team, comprised of senior portfolio managers. The Multi-Asset Solutions Team relies heavily on the Adviser’s growth, value and fixed-income investment teams and, in turn, the fundamental research of the Adviser’s internal research staff. No one person is principally responsible for coordinating the Strategies’ investments.

The following table lists the persons within the Multi-Asset Solutions Team with the most significant responsibility for day-to-day management of the Strategies, the length of time that each person has been jointly and primarily responsible for the Strategies, and each person’s principal occupation during the past five years:

Employee; Year; Title	Principal Occupation During the Past Five (5) Years
Daniel J. Loewy; since 2013; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated since prior to 2009, and Chief Investment Officer of Multi-Asset Solutions.

Christopher H. Nikolich; since 2003; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated since prior to 2009, and Head of Research and Investment Design — Defined Contribution.

Vadim Zlotnikov; since 2013; Senior Vice President of the Adviser	Senior Vice President and Chief Market Strategist of the Adviser, with which he has been associated since prior to 2009.

The Strategies’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Strategies.

*        *        *         *        *

This Supplement should be read in conjunction with the Prospectuses for the Strategies.

You should retain this Supplement with your Prospectus(es) for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0106-0915

2